UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2025

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive Plano, TX 75024
(Address of principal executive offices, including zip code)

(469) 486-9300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series B Stated Maturity Date January 11, 2028	TM/28	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 12, 2025, Toyota Motor Credit Corporation (“TMCC”) renewed its Euro Medium Term Note Programme (the “EMTN Program”). TMCC’s affiliates, Toyota Motor Finance (Netherlands) B.V. (“TMF”), Toyota Credit Canada Inc. (“TCCI”) and Toyota Finance Australia Limited (“TFA” and, together with TMCC, TMF and TCCI, the “Issuers”) are also issuers under the EMTN Program. Under the EMTN Program, the Issuers may issue unsecured notes (“Notes”) with such terms, including currency, interest rate and maturity, as agreed by the relevant Issuer and the purchasers of such Notes at the time of sale. The EMTN Program was renewed for a period of one year. The aggregate principal amount of Notes authorized under the EMTN Program to be outstanding from time to time is €60 billion. The authorized amount is shared among all Issuers.

Notes issued under the EMTN Program by TMCC are issued subject to, and with the benefit of, the Amended and Restated Agency Agreement, dated September 13, 2024, by and among TMCC, TMF, TCCI, TFA and The Bank of New York Mellon, acting through its London branch (the “Agency Agreement”). The Agency Agreement contains customary terms and conditions. The Agency Agreement is incorporated herein by reference to Exhibit 4.1, filed with our Current Report on Form 8-K filed on September 16, 2024.

Under the EMTN Program, TMCC may issue Notes in bearer form or in registered form. Notes issued in registered form will be issued subject to, and with the benefit of, the Amended and Restated Note Agency Agreement, dated September 13, 2024, by and among TMCC, The Bank of New York Mellon SA/NV, Dublin Branch and The Bank of New York Mellon, acting through its London branch (the “Note Agency Agreement”). The Note Agency Agreement contains customary terms and conditions. The Note Agency Agreement is incorporated herein by reference to Exhibit 4.2, filed with our Current Report on Form 8-K filed on September 16, 2024.

Notes issued under the EMTN Program by TMCC pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”), are not registered under the Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from registration requirements under the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: September 18, 2025	By	/s/ James Schofield
James Schofield
Group Vice President and Chief Financial Officer